                                                                    EXHIBIT 10.7

                                  AMENDMENT TO
                     SPLIT DOLLAR LIFE INSURANCE AGREEMENT
                     -------------------------------------

                                  AMENDMENT TO
                     SPLIT DOLLAR LIFE INSURANCE AGREEMENT
                     -------------------------------------

     This amendment to that certain SPLIT DOLLAR LIFE INSURANCE AGREEMENT ("Agreement") dated April 6, 1992, by and between CROWLEY MARITIME CORPORATION, a Delaware corporation (the "Corporation") and THOMAS B. CROWLEY, JR., (its "Employee") is made on May 1, 1995.

     First: Paragraph 1 of this Agreement is amended in its entirety to read as follows:

     "1. Ownership of the Policy.
         -----------------------

     (a) The Employee is the sole owner of the Policy, and may exercise all incidents of ownership with respect thereto without the Corporation's consent, subject only to the limited rights given the Corporation under the terms of the limited collateral assignment provided for herein.

     (b) The Employee shall execute and deliver a limited collateral assignment to the Corporation as security for repayment of the amount due to the Corporation under this Agreement. However, the Corporation shall neither have nor exercise any rights as collateral assignee of the Policy that could in any way defeat or impair the Employee's right to receive the cash surrender value or the death proceeds of the Policy in excess of the amount due to the Corporation hereunder. In no event shall the Corporation have the power to change the beneficiary, to surrender the Policy, to assign or revoke an assignment, to pledge the Policy for a loan, or to obtain from the insurer a loan against the surrender value of the Policy. All provisions of this Agreement and of such collateral assignment shall be construed so as to carry out such intention. A form of the Limited Collateral Assignment is attached hereto as Exhibit A."

     Second: Except as modified by this Amendment, all provisions of the Agreement shall remain in effect.

     IN WITNESS WHEREOF, the parties hereto have signed this Amendment to Split Dollar Life Insurance Agreement as of the day and year first above written.



                                             CROWLEY MARITIME CORPORATION



                                             By:          [SIGNATURE]
                                                 -------------------------------



                                                 /s/ Thomas B. Crowley, Jr.
                                             -----------------------------------
                                                    Thomas B. Crowley, Jr.,
                                                    Employee

                                   EXHIBIT A

                         LIMITED COLLATERAL ASSIGNMENT

     This Limited Collateral Assignment is made by Thomas B. Crowley, Jr., as Assignor, to Crowley Maritime Corporation, a Delaware Corporation, as Assignee.

     FOR VALUE RECEIVED, the Assignor hereby collaterally assigns to the Assignee Policy No. 44 523 467, issued by New York Life Insurance Co. (the "Insurer") in the face amount of $20,000,000 (the "Policy"), upon the lives of Thomas B. Crowley and Molly M. Crowley, on the following terms:

     1. The sole purpose of this limited collateral assignment is to secure the Assignee's right to receive the amount due to it under that certain Split Dollar Life Insurance Agreement between the Assignor and the Assignee, dated April 6, 1992, as amended.

     2. This limited collateral assignment includes no incidents of ownership in the policy, and the Assignee's interest in the Policy is not assignable to anyone other than the undersigned or his nominee.

     3. The Assignor retains all incidents of ownership in the Policy, including, without limitation, the power to change the beneficiary, the power to surrender or cancel the Policy, the power to assign the Policy or revoke an assignment, and the power to pledge the Policy for a loan or to obtain from the insurer a loan against the surrender value of the Policy.

     4. The Insurer is hereby authorized to recognize the Assignee's rights hereunder without investigating the Assignee's rights under the Split Dollar Life Insurance Agreement; the signature of the Assignee shall be sufficient for the exercise of any rights under the Policy and the receipt of the Assignee for any sums received by it shall be a full discharge and release to the Insurer.

     5. Upon full payment to the Assignee of the amount due to the Assignee under the Split Dollar Life Insurance Agreement, the Assignee shall execute all documents required by the Insurer or the Assignor to release this Limited Collateral Assignment.

     This Limited Collateral Assignment is entered into on May 1, 1995.



                                             ASSIGNOR



                                             /s/ Thomas B. Crowley, Jr.
                                             -----------------------------------
                                                    Thomas B. Crowley, Jr.



                                             ASSIGNEE



                                             CROWLEY MARITIME CORPORATION



                                             By:           [SIGNATURE]
                                                 -------------------------------

                                   EXHIBIT A

                         LIMITED COLLATERAL ASSIGNMENT

     This Limited Collateral Assignment is made by Thomas B. Crowley, Jr., as Assignor, to Crowley Maritime Corporation, a Delaware Corporation, as Assignee.

     FOR VALUE RECEIVED, the Assignor hereby collaterally assigns to the Assignee Policy No. 80 008 303, issued by John Hancock Mutual Life Insurance Co. (the "Insurer") in the face amount of $15,000,000 (the "Policy"), upon the lives of Thomas B. Crowley and Molly M. Crowley, on the following terms:

     1. The sole purpose of this limited collateral assignment is to secure the Assignee's right to receive the amount due to it under that certain Split Dollar Life Insurance Agreement between the Assignor and the Assignee, dated April 6, 1992, as amended.

     2. This limited collateral assignment includes no incidents of ownership in the policy, and the Assignee's interest in the Policy is not assignable to anyone other than the undersigned or his nominee.

     3. The Assignor retains all incidents or ownership in the Policy, including, without limitation, the power to change the beneficiary, the power to surrender or cancel the Policy, the power to assign the Policy or revoke an assignment, and the power to pledge the Policy for a loan or to obtain from the insurer a loan against the surrender value of the Policy.

     4. The Insurer is hereby authorized to recognize the Assignee's rights hereunder without investigating the Assignee's rights under the Split Dollar Life Insurance Agreement; the signature of the Assignee shall be sufficient for the exercise of any rights under the Policy and the receipt of the Assignee for any sums received by it shall be full discharge and release to the Insurer.

     5. Upon full payment to the Assignee of the amount due to the Assignee under the Split Dollar Life Insurance Agreement, the Assignee shall execute all documents required by the Insurer or the Assignor to release this Limited Collateral Assignment.

     This Limited Collateral Assignment is entered into on May 1, 1995.

                                        ASSIGNOR

                                        /s/  Thomas B. Crowley, Jr.
                                        -----------------------------------
                                             Thomas B. Crowley, Jr.

                                        ASSIGNEE

                                        CROWLEY MARITIME CORPORATION

                                        By:  [SIGNATURE]
                                           --------------------------------

                                   EXHIBIT A

                         LIMITED COLLATERAL ASSIGNMENT

     This Limited Collateral Assignment is made by Thomas B. Crowley, Jr., as Assignor, to Crowley Maritime Corporation, a Delaware Corporation, as Assignee.

     FOR VALUED RECEIVED, the Assignor hereby collaterally assigns to the Assignee Policy No. 5,128,621-9, issued by Manufacturers Life Insurance Co. (the "Insurer") in the face amount of $5,000,000 (the "Policy"), upon the lives of Thomas B. Crowley and Molly M. Crowley, on the following terms:

     1. The sole purpose of this limited collateral assignment is to secure the Assignee's right to receive the amount due to it under that certain Split Dollar Life Insurance Agreement between the Assignor and the Assignee, dated April 6, 1992, as amended.

     2. This limited collateral assignment includes no incidents of ownership in the policy, and the Assignee's interest in the Policy is not assignable to anyone other than the undersigned or his nominee.

     3. The assignor retains all incidents of ownership in the Policy, including, without limitation, the power to change the beneficiary, the power to surrender or cancel the Policy, the power to assign the Policy or revoke an assignment, and the power to pledge the Policy for a loan or to obtain from the insurer a loan against the surrender value of the Policy.

         4. The Insurer is hereby authorized to recognize the Assignee's rights hereunder without investigating the Assignee's rights under the Split Dollar Life Insurance Agreement; the signature of the Assignee shall be sufficient for the exercise of any rights under the Policy and the receipt of the Assignee for any sums received by it shall be a full discharge and release to the Insurer.


         5. Upon full payment to the Assignee of the amount due to the Assignee under the Split Dollar Life Insurance Agreement, the Assignee shall execute all documents required by the Insurer or the Assignor to release this Limited Collateral Assignment.


             This Limited Collateral Assignment is entered into on May 1, 1995.




                                       ASSIGNOR


                                       /s/ THOMAS B. CROWLEY, JR.
                                      -----------------------------
                                           Thomas B. Crowley, Jr.



                                       ASSIGNEE


                                       CROWLEY MARITIME CORPORATION



                                       BY:      [SIGNATURE]
                                          --------------------------





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